UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2019

MainStreet Bancshares, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-38817	81-2871064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10089 Fairfax Boulevard, Fairfax, VA		22030
(Address of Principal Executive Offices)		(Zip Code)

(703) 481-4567

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNSB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)Approval of 2019 Equity Incentive Plan

On July 17, 2019, the shareholders of MainStreet Bancshares, Inc. ( the “Company”) approved the Company’s 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”).

The Board of Directors adopted, subject to shareholder approval, the 2019 Equity Incentive Plan, to provide selected officers and employees and outside directors of the Company with additional incentives to promote the growth and performance of the Company and (the “Bank”). By approving the 2019 Equity Incentive Plan, our shareholders have provided us with additional flexibility to continue to attract, retain, incent and reward highly qualified personnel by offering a compensation program that is further linked to the performance of our common stock. The Board of Directors believes that the 2019 Equity Incentive Plan will provide the Company and the Bank with shares of Company Common Stock to be used to further retain and reward and, to the extent necessary, attract and incentivize its employees, officers and outside directors to promote growth, improve performance and further align their interests with those of the Company’s shareholders through the ownership of additional Common Stock of the Company.

The 2019 Equity Incentive Plan provides for reservation and future award and issuance of up to 650,000 shares of Company Common Stock in accordance with the Plan’s terms.  Previously, the 2016 Equity Incentive Plan provided for the reservation of 210,000 shares of Company Common Stock, of which all but 19,967 shares have been awarded to outside directors, officers and employees of the Company in lieu of cash compensation to directors and in lieu of cash bonuses to officers and employees.  The remaining shares under the 2016 Equity Incentive Plan will not be awarded.

The 2019 Equity Incentive Plan provides that directors may elect to receive their annual Board compensation in the form of cash or in the form of Company Common Stock based upon the market value of such stock at the time of the award.  Compensation under the Plan for the Company’s officers and employees provides that bonus recipients may elect to receive their incentive bonus compensation in the form of cash or in the form of Company Common Stock based upon the market value of such stock at the time of the award.  The actual number of shares necessary for director compensation and officer and employee compensation are not known and may vary based upon a number of factors, including future trading prices for Company Common Stock, the actual compensation for directors and the actual bonus awards for officers and employees.

The 2019 Equity Incentive Plan also permits awards of stock options to Company directors, officers and employees.  The Company has not awarded any stock options under the 2016 Equity Incentive Plan, and the Board does not have any current intention to award any stock options under the 2019 Equity Incentive Plan. However, the 2019 Equity Incentive Plan provides the Board and the Compensation Committee with this additional flexibility if deemed appropriate in the future, subject to the limitations of the total shares of Common Stock.

●	Share Reserve. The 2019 Equity Incentive Plan provides for the reservation and future award of up to 650,000 shares of Company Common Stock in accordance with the plan terms.
●

Limits on Grants to Outside Directors. Total shares of Common Stock issuable to Outside Directors under the 2019 Equity Incentive Plan shall not exceed 25% of the total shares of Common Stock authorized for issuance under the 2019 Equity Incentive Plan in the aggregate (i.e., 162,500 shares).  The maximum number of shares of Common Stock related to the award of non-qualified stock options and restricted stock awards in any calendar year to any individual outside director shall not exceed 3,000 shares of Common Stock in the aggregate.

●

Limits on Grants to Officers and Employees. Total shares of Common Stock issuable to employees under the 2019 Equity Incentive Plan shall not exceed 650,000 shares of Common Stock in the aggregate, reduced by the aggregate of shares of Common Stock issued to outside directors.  The maximum number of shares of Common Stock issuable to any individual employee under the 2019 Equity Incentive Plan shall not exceed 15% of the total shares of Common Stock authorized for issuance under the Plan in the aggregate (i.e., 97,500 shares), and the maximum number of shares of Common Stock related to the award of stock options (all of which may be granted as incentive stock options, non-qualified stock options or a combination of each) or restricted stock awards in any calendar year to any individual employee shall not exceed the number of shares calculated as the quotient of the employee’s base salary in effect as of the first business day of such calendar year divided by the fair market value of such Common Stock on such date.

●

Share Counting. The 2019 Equity Incentive Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant, while shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grant.

●

No Cash-Out or Repricing of Underwater Options. The 2019 Equity Incentive Plan prohibits repricing of stock options, and there will not be any exchange of underwater stock options for cash or shares without shareholder approval.

●

Awards Subject to Clawback. Awards granted under the 2019 Equity Incentive Plan are subject to recoupment by the Company if the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws or the forfeiture provisions of the Sarbanes-Oxley Act of 2002. Awards may also be subject to recoupment under any other policy adopted by the Company from time to time.

For further information regarding the key terms of the 2019 Equity Incentive Plan, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 14, 2019.  The information included herein relating to the 2019 Equity Incentive Plan is qualified in its entirety by reference to the actual terms of the 2019 Equity Incentive Plan, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting of Stockholders, held on July 17, 2019, the persons listed below were elected to serve as directors of the Company, each for a term of three years; the Company’s 2019 Equity Incentive Plan was approved; and the appointment by the Audit Committee of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for fiscal 2019 was ratified.

The Inspector of Election reported the vote of stockholders at the Annual Meeting as follows:

PROPOSAL 1:  Election of Directors

NAME	FOR	WITHHELD
Elizabeth S. Bennett	4,552,167	71,607
Darrell Green	4,122,373	501,401
Russell Echlov	4,616,615	7,159

In addition, there were 1,720,329 broker non-votes for each nominee.

PROPOSAL 2: Approval of the Company’s 2019 Equity Incentive Plan

FOR	AGAINST	ABSTAIN
3,979,774	597,256	46,744

In addition, there were 1,720,329 broker non-votes.

PROPOSAL 3:  Ratify Appointment of Yount, Hyde & Barbour P.C.

FOR	AGAINST	ABSTAIN
6,335,071	5,132	3,900

Item 9.01Financial Statements and Exhibits. (d)Exhibits. Exhibit No.Description of Document 10.1MainStreet Bancshares, Inc. 2019 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAINSTREET BANCSHARES, INC

Date: July 19, 2019	By:	/s/ Thomas J. Chmelik
Name: Thomas J. Chmelik
Title: Chief Financial Officer

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